INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

The components of earnings (loss) before income taxes consist of the following:

	2015	2014	2013
Continuing operations:
Canadian	$2,611	$3,604	$6,497
Foreign	(4,225)	(21,734)	(20,436)
	(1,614)	(18,130)	(13,939)
Discontinued operations:
Canadian	—	—	80,395
Foreign	—	—	14,488
	—	—	94,883
Earnings (loss) before income taxes	$(1,614)	$(18,130)	$80,944

The income tax expense (recovery) consists of:

	2015	2014	2013
Canadian:
Current	$11	$(1,165)	$64
Deferred	(2,086)	(2,510)	10,614
	(2,075)	(3,675)	10,678
Foreign:
Current	$5,511	$2,630	$9,646
Deferred	(2,376)	(232)	5,582
	3,135	2,398	15,228
Total:
Current	$5,522	$1,465	$9,710
Deferred	(4,462)	(2,742)	16,196
	$1,060	$(1,277)	$25,906

Classification:
Income tax expense (recovery) — continuing operations	$1,060	$(1,277)	$1,611
Income tax expense — discontinued operations	—	—	24,295
	$1,060	$(1,277)	$25,906

The reconciliation of income taxes calculated at the statutory rate to the actual income tax provision for the years ended December 31 was as follows:

	2015	2014	2013
Income tax expense (recovery) at Canadian statutory income tax rates of 26.01% (2014 - 26.02%; 2013 - 25.79%)	$(421)	$(4,733)	$20,872
Increase (decrease) in income taxes for:
Permanent and other differences	(464)	(227)	(2,339)
Change in statutory/foreign tax rates	(979)	(2,930)	(1,210)
Change in valuation allowance	1,952	5,051	8,875
Stock-based compensation expense	1,206	1,385	(150)
Adjustment to prior years	(234)	177	(142)
Income tax expense (recovery)	$1,060	$(1,277)	$25,906

Deferred tax assets and liabilities

The tax effects of temporary differences that give rise to significant deferred tax assets and deferred tax liabilities were as follows at December 31:

	2015	2014
Deferred income tax assets (liabilities)
Property and equipment	$2,532	$3,014
Non capital loss carry-forwards	76,183	74,269
Capital loss carry-forwards	4,487	4,778
Scientific research and development expenses and credits	21,988	23,250
Reserves and other	13,716	12,086
Acquired Intangibles	(9,498)	1,629
	109,408	119,026

Valuation allowance	106,210	110,802
	$3,198	$8,224

	2015	2014
Classification:
Assets
Current	$4,735	$4,779
Non-current	10,130	3,898
Liabilities
Non-current	(11,667)	(453)
	$3,198	$8,224

At December 31, 2015, we have provided for a valuation allowance on our deferred tax assets of $106,210 (2014 - $110,802).

At December 31, 2015, we have Canadian allowable capital loss carry-forwards of $11,519 that are available, indefinitely, to be deducted against future Canadian taxable capital gains.  In addition, we have investment tax credits of $20,208 and $8,529 available to offset future Canadian federal and provincial income taxes payable, respectively.  Of these amounts, $670 and $472, respectively, are associated with windfall tax benefits and will be recorded as additional paid-in-capital when realized. The investment tax credits expire between 2016 and 2035.  At December 31, 2015, our U.S. subsidiary has $6,486 of California research & development tax credits which may be carried forward indefinitely.  The amounts are after the estimated utilization from the sale of AirCard business described below.

At December 31, 2015, net operating loss carry-forwards for our foreign subsidiaries were $8,291 for U.S. income tax purposes that expire between 2020 and 2023, $91 for Hong Kong income tax purposes, $17,693 for Sweden income tax purposes, $559 for Luxembourg income tax purposes, and $196,938 for French income tax purposes.  The Hong Kong, Sweden, Luxembourg and French net operating loss carry-forward may be carried forward indefinitely. Our foreign subsidiaries may be limited in their ability to use foreign net operating losses in any single year depending on their ability to generate significant taxable income.  In addition, the utilization of the U.S. net operating losses is also subject to ownership change limitations provided by U.S. federal and specific state income tax legislation.  The amount of French net operating losses deducted each year is limited to €1.0 million plus 50% of French taxable income in excess of €1.0 million. Our French net operating losses carry-forward is subject to the “continuity of business” requirement.  Our French subsidiaries also have research tax credit carried forward of $6,613 as at December 31, 2015.  The French research tax credit may be used to offset against corporate income tax and if any credit is not fully utilized within a three year period following the year the research tax credit is earned, it may be refunded by the French tax authorities.  Tax loss and research tax credit carry-forwards are denominated in the currency of the countries in which the respective subsidiaries are located and operate.  Fluctuations in currency exchange rates could reduce the U.S. dollar equivalent value of these tax loss and research tax credit carry forwards in future years.

In assessing the realizability of our deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which temporary differences become deductible and the loss carry-forwards or tax credits can be utilized.  Management considers projected future taxable income and tax planning strategies in making our assessment.

On the disposition of the AirCard assets to Netgear (note 6), we utilized $27,680 of Canadian scientific research and development expenditures, $44 of Canadian allowable capital loss, $2,621 of Canadian Federal and Provincial investment tax credits, $4,401 and $1,555 of U.S. Federal and California net operating loss, respectively, and $2,439 of U.S. Federal research & development tax credit.

No provision for taxes have been provided on undistributed foreign earnings, as it is the company’s intention to indefinitely reinvest undistributed earnings of its foreign subsidiaries. It is not practical to estimate the income tax liability that might be incurred if there is a change in management’s intention in the event that a remittance of such earnings occurs in the future.

Accounting for uncertainty in income taxes

At December 31, 2015, we had gross unrecognized tax benefits of $4,346 (2014 — $5,913).  Of this total, $879 (2014 — $2,429) represents the amount of unrecognized tax benefits that, if recognized, would favorably impact our effective tax rate.

Below is a reconciliation of the total amounts of unrecognized tax benefits for the years ended December 31:

	2015	2014
Unrecognized tax benefits, beginning of year	$5,913	$8,304
Increases — tax positions taken in prior periods	78	61
Increases — tax positions taken in current period	115	15
Settlements and lapses of statute of limitations	(1,760)	(2,467)
Unrecognized tax benefits, end of year	$4,346	$5,913

We recognize interest expense and penalties related to unrecognized tax benefits within the provision for income tax expense on the consolidated statement of operations.  At December 31, 2015, we had accrued $1,044 (2014 - $1,305) for interest and penalties.

In the normal course of business, we are subject to audit by the Canadian federal and provincial taxing authorities, by the U.S. federal and various state taxing authorities and by the taxing authorities in various foreign jurisdictions.  Tax years ranging from 2004 to 2015 remain subject to examination in Canada, the United States, the United Kingdom, France, Germany, Australia, China, Hong Kong, Brazil, South Africa, Japan, Korea, Taiwan, Italy, Sweden, Norway, India, Spain, and Luxembourg.

The Company regularly engages in discussions and negotiations with tax authorities regarding tax matters in various jurisdictions. The Company believes it is reasonably possible that certain tax matters may be concluded in the next 12 months. The Company estimates that the unrecognized tax benefits at December 31, 2015 could be increased by approximately $162 in the next 12 months.